Acquisition of Constellium-Bowling Green - Summary of Preliminary Goodwill Arising as a Result of Preliminary Allocation of Purchase Price to Assets Acquired and Liabilities Assumed (Detail) - Constellium-Bowling Green [member] - Major business combination [member]
€ in Millions
Jan. 10, 2019 EUR (€)
Disclosure of detailed information about business combination [line items]
Cash and cash equivalents	€ 8
Trade receivables and other	49
Inventories	74
Property, plant and equipment	165
Trade payables and other	(45)
Borrowings	(75)
Net asset acquired at fair value	176
Preliminary Goodwill	22
Total Consideration	€ 198